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                                                                    Exhibit 10.1








                          REGISTRATION RIGHTS AGREEMENT


                           Dated as of March 27, 1998

                                  by and among

                           The Learning Company, Inc.

                                       and


                            Mindscape Holding Company

     This Registration Rights Agreement (this "Agreement") is made and entered into as of March 27, 1998 by and among The Learning Company, Inc., a Delaware corporation (the "Company"), and Mindscape Holding Company (the "Holder").

     This Agreement is made pursuant to the Stock Purchase Agreement, dated March 27, 1998 (the "Purchase Agreement"), by and among the Company and the Holder.

     The parties hereby agree as follows:

1.   DEFINITIONS

     As used in this Agreement, the following capitalized terms shall have the following meanings:

     Act:               The Securities Act of 1933, as amended.

     Business Day: Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York or Boston, Massachusetts are authorized or obligated by law or executive order to close.

     Common Stock:      Common Stock, $.01 par value per share, of the Company.

     Commission:        The Securities and Exchange Commission.

     Exchange Act:      The Securities Exchange Act of 1934, as amended.

     Person:            Any individual or entity.

     Questionnaire:     Means a Selling Securityholder Questionnaire, in the
                        form attached, containing the information specified in
                        Item 507 or 508 of Regulation S-K, as applicable, of the Act and such other information with respect to a Holder and the intended distribution of the Shares as may be required in connection with the Registration Statement.

     Prospectus:        The prospectus included in the Registration Statement at
                        the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, all material incorporated by reference



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                        into such Prospectus and any information previously
                        omitted in reliance upon Rule 430A of the Act.

     Special Counsel:   Special counsel to the Holder.

     Shares: The shares of Common Stock issued to the Holder pursuant to the Purchase Agreement.

2.   REGISTRATION

     (a) REGISTRATION. No later than 30 days after the date hereof, the Company shall file with the Commission a registration statement on Form S-3 (the "Registration Statement") covering the resale of the Shares, and shall use its reasonable best efforts to cause such Registration Statement to become effective as soon as possible thereafter. Any sale of Shares pursuant to the Registration Statement shall be made only pursuant to an underwritten offering (an "Underwritten Offering"), and, if necessary, the Company shall file such amendments to the Registration Statement, and such supplements to the Prospectus, as may be necessary to reflect the terms of the Underwritten Offering. The Company may elect to include shares of Common Stock for its own account in the Underwritten Offering, PROVIDED, that if the managing underwriter determines that the number of shares to be included therein should be limited, the shares to be offered for the account of the Company shall be excluded before any Shares are excluded. The Company shall have the right to select the managing underwriter(s) for the Underwritten Offering, subject to the approval of the Holder, which approval will not be unreasonably withheld.

     The Company shall use its reasonable best efforts to keep the Registration Statement continuously effective, supplemented and amended as required by and subject to the provisions of Section 3 hereof to the extent necessary to ensure that it is available for sales of Shares by the Holder, and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of one year following the date on which such Registration Statement first became effective under the Act, or such shorter period as will terminate when all Shares covered by such Registration Statement have been sold pursuant thereto.

     Notwithstanding the foregoing provisions, the Shares covered by the Registration Statement may be sold by the Holder pursuant to one or more block trades effected through a broker-dealer selected by the Company and approved by the Holder (which approval shall not be unreasonably withheld), provided no such block trade shall be made on terms that are not approved by the Company and provided further that the Holder shall not be required to seek any such block trades.



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     (b)  PROVISION BY THE HOLDER OF CERTAIN INFORMATION IN CONNECTION WITH THE
REGISTRATION STATEMENT. The Holder may not include any of its Shares in the Registration Statement pursuant to this Agreement unless and until the Holder furnishes to the Company a Questionnaire within 25 days after the Closing. The Holder agrees to furnish in a reasonable period of time such additional information as may be reasonably requested in writing by the Company in connection with the Registration Statement.

3.   REGISTRATION PROCEDURES

     In connection with the Registration Statement and Underwritten Offering, the Company shall:

          (i) upon the occurrence of any event that would cause the Registration Statement or any Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Shares during the period required by this Agreement, the Company shall file promptly an appropriate amendment to such Registration Statement curing such defect, and, if Commission review is required, use its reasonable best efforts to cause such amendment to be declared effective as soon as practicable;

          (ii) advise the Holder or its Special Counsel and underwriters promptly and, if requested by such Persons, confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement relating to the Holder or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements relating to the Holder to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading; or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (iii) if at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the



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qualification or exemption from qualification of the Shares under state securities or Blue Sky laws, the Company shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

          (iv) make available at reasonable times for inspection by a representative of the Holder, and any attorney or accountant retained by the Holder, or underwriters, all relevant financial and other records and pertinent corporate documents of the Company and cause the Company's officers, directors and employees to supply all information reasonably requested by any the Holder, underwriters, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness, in each case as is customary for similar due diligence investigations; provided, however, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holder, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided further that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the Holder by one Special Counsel designated by and on behalf of the Holder;

          (v) if requested by the Holder, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as the Holder, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Shares; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be included in such Prospectus supplement or post-effective amendment, provided that the Company shall not be required to take any actions under this clause that are not, in the opinion of its counsel, in compliance with applicable law;

          (vi) furnish to the Holder, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, and upon reasonable request of such selling Holder or underwriter, all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

          (vii) deliver to the Holder, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company hereby consents to the use (in accordance with law) of the Prospectus and any amendment



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or supplement thereto by the Holder in connection with the offering and the sale of the Shares covered by the Prospectus or any amendment or supplement thereto;

          (viii) enter into such agreements (including underwriting agreements) and make such representations and warranties and take all such other actions in connection therewith, in each case as is customary in underwritten public offerings, in order to expedite or facilitate the disposition of the Shares pursuant to the Underwritten Offering contemplated by this Agreement;

          (ix) cooperate with the Holder, underwriters and their respective counsel in connection with the registration and qualification of the Shares under the securities or Blue Sky laws of such jurisdictions as such Persons may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Shares covered by the Registration Statement; provided, however, that the Company shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation in any jurisdiction where it is not now so subject;

          (x) list all Shares covered by such Registration Statement on any securities exchange on which the Common Stock is then listed;

          (xi) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders with regard to the Registration Statement, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) covering a twelve-month period beginning after the effective date of the Registration Statement (as such term is defined in paragraph (c) of Rule 158 under the Act); and

          (xii) take all such action as may reasonably be necessary to effect the sale of the Shares pursuant to the Underwritten Offering.

4.   REGISTRATION EXPENSES

     All expenses incident to the Company's performance of or compliance with this Agreement will be borne by the Company, regardless of whether the Registration Statement required by this Agreement becomes effective, including without limitation: (i) all registration and filing fees and expenses; (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Common Stock and printing of Prospectuses); (iv) all fees and disbursements of counsel for the Company and a single counsel for the Holder;
(v) all application and filing fees in connection with listing the Common Stock on a national securities exchange pursuant to the



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requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance); PROVIDED, that the Holder shall be responsible for underwriting discounts and commissions in connection with the sale of the Shares (subject to the "gross-up" provisions of Section 1.2 of the Purchase Agreement).

5.   INDEMNIFICATION

          (a) The Company agrees to indemnify and hold harmless the Holder, its directors, its officers and each Person, if any, who controls the Holder (within the meaning of Section 15 of the Act and Section 20 of the Exchange Act)(each such person being sometimes referred to herein as an "Indemnified Holder"), from and against any and all losses, claims, damages, liabilities, judgments, (including without limitation, any reasonable legal or other expenses incurred in connection with investigating or defending any matter, including any action that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary Prospectus or Prospectus (or any amendment or supplement thereto) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by an untrue statement or omission or alleged untrue statement or omission that is based upon information relating to any of the Holder furnished in writing to the Company by any of the Holder, provided, however, that the indemnification contained in this paragraph (a) with respect to the preliminary Prospectus shall not inure to the benefit of any Indemnified Holder (or to the benefit of any person controlling such Indemnified Holder) on account of any such loss, claim, damage, judgment, liability or expense arising from the sale of the Shares by such Indemnified Holder to any person if the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in the preliminary Prospectus was corrected in the Prospectus and, due to the wrongful actions or wrongful inaction of the Indemnified Holder, the Indemnified Holder did not send or give in a timely manner, a copy of the Prospectus to such person (as then amended or supplemented) if the Company has previously furnished sufficient copies thereof to the Indemnified Holder on a timely basis.

          (b) The Holder agrees, severally and not jointly, to indemnify and hold harmless the Company and its directors and officers, and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company, to the same extent as the foregoing indemnity from the Company to the Indemnified Holder, but only with reference to information relating to such Indemnified Holder furnished in writing to the Company by such Indemnified Holder expressly for use in the Registration Statement (or any amendment thereto) or



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Prospectus (or any supplement thereto). In no event shall any Indemnified Holder be liable or responsible for any amount in excess of the amount by which the total amount received by such Indemnified Holder with respect to its sale of Shares pursuant to the Registration Statement exceeds (i) the amount paid by such Indemnified Holder for such Shares and (ii) the amount of any damages that such Indemnified Holder has otherwise been required to pay to the Company pursuant to this Section 5(b) by reason of such untrue or alleged untrue statement or omission or alleged omission.

          (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 5(a) or 5(b) (the "indemnified party"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "indemnifying person") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all reasonable fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 5(a) and 5(b), an Indemnified Holder shall not be required to assume the defense of such action pursuant to this Section 5(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Indemnified Holder). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by a majority of the Indemnified Holder, in the case of the parties indemnified pursuant to Section 5(a), and by the Company, in the case of parties indemnified pursuant to Section 5(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into



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more than twenty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the reasonable fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

          (d) To the extent that the indemnification provided for in this
Section 5 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Holder, on the other hand, from their sale of Shares or
(ii) if the allocation provided by clause 5(d)(i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 5(d)(i) above but also the relative fault of the Company on the one hand, and of the Indemnified Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Indemnified Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the Indemnified Holder, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and judgments referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 5(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

     The Company and the Holder, agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation (even if the Holder was treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations



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referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any matter, including any action that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 5, no Holder or its related Indemnified Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total received by the Holder with respect to the sale of its Shares pursuant to the Registration Statement exceeds the sum of (A) the amount paid by the Holder for such Shares plus (B) the amount of any damages which the Holder has otherwise been required to pay to the Company pursuant to this Section 5 by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

6.   MISCELLANEOUS

          (a) AMENDMENTS AND WAIVERS. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to the provisions hereof may not be given unless the Company has obtained the written consent of the Holder.

          (b) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

          (i)  if to the Holder:

               Mindscape Holding Company
               c/o Pearson Inc.
               30 Rockefeller Plaza
               50th Floor
               New York, NY  10112
               Attention:  Chief Financial Officer

               Telecopier No: (212) 641-2500

               With a copy to:

               O'Melveny & Myers LLP



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               1999 Avenue of the Stars, Suite 700
               Los Angeles, CA  90067
               Telecopier No.: (310) 246-6779
               Attention:  Robert D. Haymer, Esq.

          (ii) if to the Company:

               The Learning Company, Inc.
               One Athenaeum Street
               Cambridge, MA  02142
               Telecopier No.: (617) 494-5660
               Attention:  General Counsel

               With a copy to:

               Hale and Dorr LLP
               60 State Street
               Boston, MA 02109
               Telecopier No.:  (617) 526-5000
               Attention:  Mark G. Borden, Esq.

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

     (c) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (d) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (e) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

     (f) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.



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     (g)  ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended (together with the Purchase
Agreement) to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Shares. This Agreement (together with the Purchase Agreement) supersedes all prior agreements and understandings between the parties with respect to such subject matter. For the avoidance of doubt, the parties acknowledge that the payment obligations in the Purchase Agreement are to be read in conjunction with, and in no way limited by, this Agreement.




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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                        THE LEARNING COMPANY, INC.


                                        By: /s/ R. Scott Murray
                                          --------------------------------------
                                          Name:  R. Scott Murray
                                          Title: Executive Vice President and
                                                 Chief Financial Officer





HOLDER:

MINDSCAPE HOLDING COMPANY


By: /s/ David Veit
  -------------------------------
   Name:   David Veit
   Title:  President























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